UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2012
Date of Report (Date of earliest event reported)

TRESORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52660 (Commission File Number)	20-1769847 (IRS Employer Identification No.)

880 - 666 Burrard Street Vancouver, B.C. (Address of principal executive offices)	V6C 2G3 (Zip Code)

(604) 681-3130
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

Tresoro Mining Corp. (the "Company") is a Nevada corporation with its shares of common stock registered under Section 12(g) of the United States Securities Exchange Act of 1934, as amended. The Company files annual and other reports with the United States Securities and Exchange Commission (the "SEC"). On May 4, 2012, the Company received a cease trade order (the "CTO") from the British Columbia Securities Commission (the "BCSC"), the effect of which is limited to the Province of British Columbia. A copy of the BCSC's CTO is attached hereto as Exhibit 99.1.

By its terms, the CTO was issued as a result of the following:

(i)     The Company's annual information form for the year ended February 28, 2010 (the "2010 AIF"), which was filed on SEDAR pursuant to Part 6 of National Instrument 51-102 Continuous Disclosure Obligations ("NI 51-102") and section 5(c) of BC Instrument 51-509 Issuers Quoted in the U.S. Over-the-Counter Markets ("BCI 51-509"), disclosed scientific and technical information about the Guayabales property, which is a material property to the Company, that included references to a technical report dated May 28, 2010 (the "2010 Report") that contains certain disclosure relating to measured, indicated and inferred mineral resource estimates for the Guayabales Project. However, the 2010 Report does not support the disclosure or material scientific and technical information in the 2010 AIF;

(ii)     The Company's annual information form for the year ended February 28, 2011 (the "2011 AIF") disclosed scientific and technical information about the Guayabales property and refers to an updated technical report dated February 8, 2011 (the "2011 Report") that contains certain disclosure relating to measured, indicated and inferred mineral resources estimates for the Guayabales Project. However, the Company failed to file the 2011 Report as required by section 4.2(1)(f) of National Instrument 43-101 Standards for Disclosure for Mineral Projects ("NI 43-101");

(iii)     The Company included similar statements about mineral resources in its various Management Discussion and Analysis ("MD&A"), including those filed for all periods ending in 2010 through to present; and

(iv)     A research report prepared on August 17, 2010 by a third party, which received compensation from the Company for such report, and is linked to a September 17, 2010 news release contains estimates of mineable reserves, gold mining revenues and current value that constitute a material change in the affairs of the Company. However, the Company failed to immediately issue and file a news release disclosing the nature and substance of the material change and file a material change report as required under section 7.1 of NI 51-102.

As a consequence of the CTO the Company is now seeking legal advice in connection with this matter, is in the process of having the necessary documentation prepared, filed and/or amended and expects to be in communication with the BCSC promptly in order to determine the exact manner in which the Company is able to satisfy the requirements of NI 51-102, BCI 51-509 and NI 43-101.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit	Exhibit Description
99.1	May 4, 2012 Cease Trade Order of the British Columbia Securities Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRESORO MINING CORP.
Date: May 9, 2012	By: /s/ Gary Powers Name: Gary Powers Title: President and CEO

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